Exhibit 99.1

The Excitement Annual Meeting 2024 June 27, 2024

Formal Part of the Meeting Carmen Diges, General Counsel Company Presentation Annual Meeting 2024 Rob McEwen, Chairman & Chief Owner Finance Review Perry Ing, Chief Financial Officer McEwen Copper Michael Meding, VP & GM - McEwen Copper Operations Bill Shaver, Chief Operating Officer Exploration Fox Complex Sean Farrell, Chief Exploration Geologist Exploration Gold Bar Robert Kastelic, Exploration Manager San José Stefan Spears, VP Corporate Development Closing Remarks Rob McEwen, Chairman & Chief Owner Q&A MUX Management 2 MUX Annual Meeting 2024 Agenda

Formal Part of the Meeting Carmen Diges , General Counsel

Annual Meeting 2024 Rob McEwen, Chairman & Chief Owner

Cautionary Statement 5

In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K/A for the year ended December 31 , 2023 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K/A for the year ended December 31 , 2023 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K/A for the year ended December 31 , 2023 . MUX: Cautionary Note Regarding NON - GAAP Measures 6

3 Mines Fox Complex (100%) Gold Bar (100%) San José (49%) 1 Development Project El Gallo/ Fenix (100%) Au + Ag Cu McEwen Copper (47.7%) Elder Creek Los Azules 2024 Guidance 130,000 - 145,000 GEOs 1. US $82 Million @ $10/shr 2. ARS $30 Billion + US $30 Million @ ~$19/shr 3. ARS $42 Billion + US 10 Million @ ~$26/shr Financings MUX's Gold, Silver & Copper Properties Asset - rich in Prime Real Estate Fox Complex Timmins, Canada (100%) San José Argentina (49%) McEwen Copper Argentina El Gallo – Fenix Project Mexico (100%) Gold Bar Nevada (100%) Elder Creek Nevada

-50 0 50 100 150 200 250 300 350 Sep/2022 Jan/2023 May/2023 Sep/2023 Jan/2024 May/2024 MUX GDX GDXJ Nasdaq Gold Silver Copper Dow Gold +35% Copper +28% Nasdaq +51% 8 % Source: Bloomberg. Chart from Sep 1, 2022 (MUX $2.97) to June 26, 2024 (MUX $9.26). Investments in McEwen Copper Stellantis ARS $30 B Nuton - Rio Tinto $30 M Los Azules 2023 PEA published McEwen Copper completes $81.85 M financing incl. $25 M from Nuton - Rio Tinto Investments in McEwen Copper Stellantis ARS $42 B Nuton - Rio Tinto $10 M MUX Running Ahead of the Herd Reduced debt by 39% 2023 EPS $1.15 Gold operations production met guidance GDXJ +48% MUX +212% GDX+47% Dow +24% Silver +62%

Los Azules Copper as a Gold Equivalent Would be a Giant Gold Deposit 1 $2.5 Billion Initial Capex 3 Years Payback Period 27 Years Mine Life (mining only 1/3 of the resource) $2.9 Billion After Tax NPV (8%) 22 % IRR This disclosure should not be taken to modify or update the conclusions of the 2023 PEA. Copper Gold Equivalent 37.6 Billion lbs Total Resources 70 Million oz $1.02 / lb Production Costs - Cash $550 / oz $1.58 / lb - AISC $850 / oz 423,500,000 lbs Annual Cu Cathode Production - 1 st 2 Yrs 780,000 oz 396,000,000 lbs - Nominal 735,000 oz 9 1 - Based on the updated recovery of 76% for the base case of the 2023 PEA @ 3.75/ lb copper (released Feb 22, 2024) 2 - Using the June 26, 2024 prices of $2,299/ oz gold & $4.28/ lb copper , the value of 1 oz gold = 537 lbs copper PEA Headline Numbers Adjusted for the Updated Base Case 2

MUX’s Assets Range of Estimated Value per MUX Share 1  Low Mid High McEwen Copper (47.7%) 2 Los Azules $4.90 3 $7.73 4 $24.72 5 Royalty Portfolio $0.71 6 $0.71 6 $0.71 6 Gold & Silver 7 $5.67 8 $11.71 9 $17.74 10 Current Share Price (NYSE) Total $11.28 $20.15 $43.17 $9.26 MUX's Value Proposition Based on the Sum of Its Parts as of June 26, 2024. Estimations in US Dollars 10 Notes 1. McEwen Mining has 49.4 M shares, estimated by McEwen Mining management. 2. McEwen Mining owns 47.7% of McEwen Copper, which owns the Los Azules and the Elder Creek projects. 3. (US$485M x 0.5)/ 49.4M, using Josemaria purchase price of US$485 million on April 28, 2022. 4. (US$800M x 47.7%)/ 49.4M, using McEwen Copper market value of US$800 million . 5. (US$2.4B x 0.5) / 49.4M, using Filo Mining market capitalization of US$2.4 billion on June 26, 2024. 6. Est. $35M / 49.4M , based on 1.25% NSR on Los Azules and Elder Creek, plus three other royalties. 7. Peer group (Jaguar Mining, Silvercorp, Fortitude, Endeavour Silver) Peers Avg EV/GEO = US$4,340/GEO , MUX EV/GEO = $4,467/GEO . Using (Peers Avg EV/GEO x MUX Midpoint Guidance GEOs + MUX Cash – MUX Debt)/ MUX Shares, where Peers Avg EV/GEO is used: 8. 50% discounted; 9. at 100% value; 10. at 50% premium.

Finance Review Perry Ing, Chief Financial Officer

Cash Balance Less Debt Equity Financings Production Increasing Liquidity Q2 2024 Est. $36 M Q4 2023 $23 M Q4 2022 $1.8 M Strengthening Balance Sheet Q2 2024 & Q4 2023 $40 M (Principal repayments start in 2025) Q4 2022 $65 M Raised FT Funds at Increasingly Higher Values 2024 June $22 M FT @ $14.36/share 2023 $16.1 M flow - through @ $8.44/share 2022 $15 M flow - through @ $10.40/share 2024 YTD Est. 67.4 K GEOs On Track to Meet 2024 Guidance 2023 155 K GEOs 2022 133 K GEOs M = Millions. GEOs = gold equivalent. 12 Improved Financial Picture

2024 Production Guidance Fox 40 - 42 K GEOs Gold Bar 40 - 43 K GEOs San Jose (49%) 50 - 60 K GEOs 2024 Cost Guidance Fox $1,450 - $1,550 / GEO Gold Bar $1,650 - $1,750 / GEO San Jose $1,500 - $1,700 / GEO 13 2024 YTD Production $1,600

14 2025 and Beyond Potential Opportunities for 200 K GEOs Annual Production Fox Fenix Grey Fox Timberline Gold Bar San José Possible 45% Growth in Production Existing Operations & Projects Potential Projects

McEwen Copper

Argentina - An Emerging Tier 1 Mining Jurisdiction
Significant Positive Changes on the Horizon

In-Country Multiple Key Industry Players

FILO, AngloGold Ashanti, Aldebaran Resources, Fortuna Silver Mines Inc, Pan American Silver, Eramet, Lithium Americas, Glencore, Hochschild, Newmont, SD-Gold, Ganfeng Lithium, Allkem, Barrick, Livent, Rio Tinto, Zijin, Posco, Lundin Mining, First Quantum Minerals, Teck, FMG Fortescue, BHP

Fraser Institute Ranking 2024 Latin America



Salta*
San Juan*
Jujuy*
Brazil
Chile
Peru
Ecuador
Colombia
Mexico
Bolivia*
La Rioja*
0
10
20
30
40
50
60
70
80
90
100

South America & Argentina in Focus 40% of global coper comes from Chile and Peru



MINE
DEVELOPMENT
Antamina Teck
Las Bambas MMG
Cerro Verde Freeport-McMoRan
N
Taca Taca First Quantum
Escondida BHP/Rio Tinto
MARA Glencore
Josemaria Lundin Mining
Filo del Sol Filo Mining (BHP)
Veladero Barrick/Shandong
Los Pelamrbes Antofagasta
Andina Codelco
Los Bronces Anglo American
Los Azules McEwen Copper (MUX, Rio Tinto, Stellantis)
Altar Aldebaran Resources (S32)
El Pachón (Glencore)
SOUTH PACIFIC OCEAN

16

Political Context

McEwen Mining’s President, Rob McEwen and Los Azules’ General Manager, Michael Meding, held a one - hour meeting with the President of Argentina, Javier Milei A World - class Resource in an Emerging Copper Belt With a Vision to Build for the Future The mine has a 27 - year life per PEA , is in the lowest cost quartile, and with CO 2 emissions in the lowest 10% and be carbon neutral by 2038*. There is upside potential for the resource coming from exploration and from Rio Tinto’s Nuton technology. Ongoing studies are confirming resource size. Recent metallurgical testing delivered higher than expected recoveries , positively influencing the business case. There is a very experienced board and management team in place, and Argentina is changing to be more attractive to business , positioning itself for international investment. McEwen Copper is a significant value driver for McEwen Mining’s shareholders. 18 *Source: Company disclosure, WoodMac

President Milei's government has promoted changes in Argentina's financial and fiscal policies, which are focused on private investment and freedom as a fundamental principle. Currently under legislative consideration by Congress is the "Basic Law and Starting Points for the Freedom of Argentinians" and a fiscal package seeking state deregulation, labor modernization, and structural changes. This includes a Regime for Incentive of Large Investments (RIGI), offering significant tax and foreign exchange incentives to encourage investments in key sectors of the economy, particularly in mining. • April 30 th , the bill was approved by the Chamber of Deputies • June 13 th , it was approved by the Senate with amendments. • June 25 th , the commissions sent the bill with recommendations for approval to the lower house. It is likely that the Base Bill containing the RIGI, including the amendments introduced by the Senate, will be approved. National Congress Political Context | Bases Bill 19

Income Tax • 25% corporate tax rate (currently 35%). • Accelerated depreciation. Equipment 2 years. Infrastructure 60% useful life (similar to Mining Investment Law). • Unlimited loss carryforward. Adjusted following inflation. Transferable to third parties after 5 years (not currently possible). • Unlimited interest deductions on the first 5 years (limited to 30% on EBITDA). • Tax on dividends at 7%. Reduced to 3.5% after 7 years (currently 7%). • No withholding tax on foreign technical services, other services (e.g. software) capped at 10.5% with no grossing up (currently 46%). Construction VAT (currently recovery in approx. 24 months) • Payable with tax credit certificate to be issued by the Government. • Supplier can use or transfer (sell) the VAT credit to third parties. Other taxes • Full credit for bank transactions tax (1.2%) against other taxes (currently only 33% of 1.2%). Imports • Freedom to import. No quotas or restrictions apply. • Exemption of duties on imports of capital goods (currently 0% - 21%) Exports • Freedom to export products. • Exemption of duties on exports after 3 years (currently 4.5%). Foreign Exchange • Export proceeds freely available abroad for big projects 100% 3 years after the start - up of the project (20% after 1 year and 40% after 2 years), (Currently 100% must be onshored ). • Financing proceeds freely available. No restriction to access AR foreign exchange when funds available abroad (currently with limitations). • Free access to foreign exchange market for repayment of loans, repatriation of investments, or payment of interest and dividends (currently in practice heavily restricted) . Others • USD Accounting • Tax benefits are non - accumulative with other regimes, but tax benefits may be combined if of different nature (double deduction of exploration expenses, cap to royalties, deduction of provision for environmental remediation). Political Context | Large Investment Incentive Regime (RIGI) Benefits 20

PEA

PEA Robust Economics With Upside Potential

Project Metrics ($3.75/ lb Cu)	175 KTPA Cu Base Case	+3.2% Cu Recovery Updated Base Case*	LoM △
Mine Life	27 yrs	27 yrs	
Strip Ratio	1.16	1.16	
Initial Capital Cost	$2,462 Million	$2,462 Million	
Sustaining Capital Cost	$2,243 Million	$2,243 Million	
Average Copper Recoveries	**72.8%**	**76.0%**	**+3.2%**
Copper Production – Cathode	**3,938 Ktonnes Cu**	**4,110 Ktonnes Cu**	**+172 Kt Cu**
C1 Costs (Life of Mine)	**$1.07 / lb Cu**	**$1.02 / lb Cu**	
All-in Sustaining Costs (AISC)	**$1.64 / lb Cu**	**$1.58 / lb Cu**	
Internal Rate of Return (IRR)	**21.2%**	**22.0%**	
Net Present Value (NPV) @ 8%	**$2,659 Million**	**$2,921 Million**	**+$262 Million**
Payback Period	**3.2 yrs**	**3.0 yrs**	
Annual Copper Production	192,500 tpa (1st 2 yrs) 175,000 tpa (nominal)	192,500 tpa (1st 2 yrs) 180,000 tpa (nominal)	

* Calculated by modifying PEA Base Case model with 3.2% higher Cu recovery and lower acid consumption. This disclosure should not be taken to modify or update the conclusions of the PEA.
* Based in McEwen Copper´s Press Release (June 20, 2023): https://www.mcewenmining.com/investor-relations/press-releases/press-release-details/2023/McEwen-Copper-announces-results-of-an-updated-Preliminary-Economic-Assessment-PEA-on-a-copper-leaching-phase-of-development-at-the-Los-Azules-project-in-San-Juan-Argentina/default.aspx

22

Feasibility Study Next steps

Project Study | 1 2 Field Investigations On - Track Resource Modeling & Geology On - Track 4 Mining & Mine Planning Metallurgical Testing 3 Engineering & Design 5 x Leach pad - preliminary design complete, final design underway x Flow sheet - selected, design criteria complete x Facilities layout - complete, site plan in process x Phase 2 & 3 metallurgical testing on track x Interim mine plans complete, x Key trade - off studies completed x 70,364 meters drilled in 2023 - 2024 season with 23 drill rigs on site, FS resource drilling complete (Project to Date 193,575 meters) x PEA Resources Confirmed 24 33% Complete, O n Track to Deliver the Feasibility Study by Q1 2025

Jun - 24 Jul - 24 Aug - 24 Sep - 24 Oct - 24 Nov - 24 Dec - 24 Jan - 25 Feb - 25 Mar - 25 Apr - 25 May - 25 Finalize Feasibility Study Resource Model & Inputs Mine Design Development FS Mine Production Schedule Complete FS Field Investigations Metallurgical Testing Finalization Phase 2 Columns Phase 3 Columns Engineering & Design Finalization Operating Costs Development Equipment Specifications & Cost Proposals Capital Cost Development Project Execution Plan & Schedule Development Project Economic Analysis NI 43 - 101 Technical Report Feasibility Study | Next Steps by Q1 2025 25

Exploration

Geology | Results are validating PEA estimate | Section 40 AZ23292 = 0.77% Cu over 349 m , including 0.86% Cu over 232 m (validating same grades as PEA) Map of pit showing location of cross section. Blue dots are drill hole locations to date: 27 0.77% Cu Holes with blue lines are post - PEA holes

Geology | Density of Drilling Allows Reclassification of Resources | Section 44 Holes with blue lines are post - PEA drill holes 28

Geology | Exploration drilling continues to find mineralization to the north and south 29 Early Mineral Porphyry in Red 0.31% Cu over 70m 400 m 700 m

One drill hole was completed this season and intercepted 106 meters of 0.11% Cu at the end of the hole (blue square). Exploration | Five key elements of a large porphyry system have been recognized at Tango: 1. Multiple Intrusives 2. Porphyry Copper Alteration 3. Porphyry Copper Veining 4. Porphyry Geochemical Signatures 5. Geophysical Signature 30 Possible Discovery of a New Porphyry Copper System (Tango) to the East of Los Azules

Sustainability MF0

Sustainability | • Los Azules will reduce effective water usage by 75% to 80% vs production of concentrates – solution will be recirculated in the leach pad. • Leaching uses 35% less electricity vs milling - only requires crushing. • No tailing dam required – saves water and lower seismic risk. • Production of 99.999% pure green copper for direct use in industry. • Reduction of freight on products - 70 to 75% reduction of mass vs shipment of concentrates. 32 Lower Water Consumption & Lower Carbon Footprint

Sustainability Renewable Energy Los Azules Committed to Green Energy Our offices are supplied with 100% renewable energy Energy Generation Overview: • Annual Total: 50,037 kWh • Annual Consumption: 45,825 kWh • Net Annual Injection to Grid: 4,212 kWh 2024: • Solar energy generation: 18.66 MWh • CO 2 emissions avoided: 8.98 tonnes Los Azules Offices in San Juan 33

Community Affairs | Creating Value With Our Communities Citizen Participation Program in Calingasta 300+ people participated in the initial EIA presentation in 2023. 1,600+ people have attended presentations in communities (Citizen Participation Program) in 2024. This represents almost 20% of the total population of Calingasta and half of the economically active population . 34

Summary

Positioning McEwen Copper as the New Vehicle for Copper Growth

Key Attributes of the McEwen Copper Story

1. World-class Resource Not in the Hands of a Major
2. Argentina - An Emerging Tier 1 Lithium & Copper Mining Jurisdiction
3. Robust Economics Throughout Price Cycles
4. Mining for the Modern World With Regenerative Principles + Low Carbon Intensity
5. Significant Upside Potential From Nuton Technologies & Exploration
6. Backed by Key Strategic Partners
   STELLANTIS
   nuton RioTinto
7. Experienced Board and Management Team



36

McEwen Copper Video 37

Operations Bill Shaver, Chief Operating Officer

• Our safety performance at mining operations remains stellar - Gold Bar has worked for over 4 years & 4 months of No Lost Time Incidents; a great achievement - Fox Complex has worked for 2 years & 10 months of No Lost Time Incidents also an achievement to celebrate • These statistics also include all our exploration work as well as our contractors • Mine Rescue Crews and Emergency Response Teams fully operational • Environmental responsibilities: we have not had any reportable environmental incidents this year 39 Operations | HSE Performance

• Mining operations on track with guidance • We built and commissioned a new leach pad in H2 2023, now fully operational • Leach pad inspection process is in full compliance • As you will hear later our exploration program going very well • We are excited about the upcoming Timberline acquisition, allows us to expand our operations’ footprint in Nevada longer term • Relations with all community, contractors and regulators are good 40 Operations | Gold Bar Mine

• Our Timmins operations are entering an exciting time as we start the construction of the ramp for the new Stock mine operation • Mining at the Froome Mine will be completed over the next 15 months and we will transition to the Stock operation commencing in H1 2025 • We have increased mill capacity by 10 to 15% to help us manage some lower grade material • Once we get to Stock the Mill capacity will increase again as the mill feed is significantly softer at Stock • Exploration success in Timmins is also very good! • Relations with all community, contractors and regulators are good 41 Operations | Fox Complex | Timmins

• In Mexico we are continuing to work on the permitting process for the Fenix Project, which will reprocess the leach pad material • We hope this will proceed with the new government in power • We are working on a plan which allows us to eliminate some of the permitting process and get us to operating sooner, with relatively the same financial result on completion • Relations with all community, contractors and regulators good 42 Operations | Mexico & Fenix

Exploration Fox Complex Sean Farrell, Chief Exploration Geologist

• 70 M oz Historic Production in the Timmins Camp • > 30 km of Primary & Secondary Structural Controls • 3.3 M oz Historic Production Including 1.0 M oz at Fox East • Gold Resources: 1.90 M oz M+I @ 4.21 g/t Au and 0.55 M oz Inferred @ 3.60 g/t Au • Exploration Budget: $7.3 M for 2024 $10.0 M for 2025 44 Fox Complex | Resource Building & Exploration Success

45 Stock Project

46 Stock Project | Exploration Potential

47 Stock Project | East Zone

• The principal focus of the late 2023 and early 2024 drilling campaigns at Stock were on the East Zone • The goal was to identify near - term ounces that could potentially generate early revenue for the Stock Project • Key results (all intercepts are true widths) • The block model performed very well in delineating higher - grade sections at the East Zone with two principal plunge directions being identified and at least one remains open at depth • Cash cost/gold ounce discovered (drilling) 2023 to present: $63 • 2024 East Zone resource: 75 K oz Au at 2.70 g/t Indicated & 50 K oz Au at 2.66 g/t Inferred • Stock Global resource: 281 K oz Au at 3.12 g/t Indicated & 181 K oz Au at 2.87 g/t Inferred SEZ24 - 108: 5.9 g/t Au / 13.4 m SEZ24 - 84: 6.5 g/t Au / 10.2 m SEZ24 - 105: 6.1 g/t Au / 10.1 m SEZ24 - 111: 6.7 g/t Au / 6.8 m 48 Stock Project | Exploration & Delineation

49 Grey Fox | Over 1,100,000 oz Au Deposit

Grey Fox | Near Term Ounces, Long Term Growth

Much of the drilling at Grey Fox from late 2023 and into 2024 concentrated on identifying near-term ounces for the Fox Complex

Drilling at Gibson, Whiskey-Jack and Grey Fox South successfully delineated both shallow (< 300m elev) and deeper (> 300m elev) longer-term mineralization

Key results (all true widths)	*24GF-1397:*	**13.1 g/t Au / 5.2 m**
	22GF-1366:	**8.8 g/t Au / 4.4 m**
	24GF-1424:	**14.3 g/t Au / 5.6 m**
	24GF-1426:	**586.7 g/t Au / 0.5 m**

Ongoing, aggressive drilling in proximity to the historical Gibson Ramp is returning multiple drillholes with abundant Visible Gold (VG) & good results (e.g. *24GF-1397* and *22GF-1366*)

50

51 Gibson Area | Abundant Visible Gold & Good Results

Exploration Gold Bar Robert Kastelic, Exploration Manager

53 Gold Bar Complex | Location Map • In North - Central Nevada • On Battle Mtn - Eureka Trend South of Cortez • Timberline’s property South of Eureka Gold Bar

• Three Near - Term Targets within Mine Plan of Operations - Cabin Pit - Gold Bar South Pit - Hunter Target • Successful drill results • Expanding resources for near - term mining • $7.2 M Exploration Budget for 2024 54 Gold Bar Complex | Adding Near - Term Resources in 2024 LW0

• Targeting area between North & South pits • Mineralization open to northeast • Drilled 28 holes in 2024 • Most holes intersected gold grades above cutoff • Block model just completed, mine planning underway 55 Cabin LW0 LW1

• Eighteen holes drilled in 2024 • Most holes intersected gold grades above cutoff • Growing shallow mineralization north of pit • Growing higher - grade mineralization southeast of pit Pit 56 Gold Bar South LW0 LW1

• Gold mineralization starts at surface • Six holes drilled in 2024 • First two holes returned 240 ft @ 1.01 gpt Au and 90 ft @ 0.75 gpt Au • Mineralized zone is 450 ft x 200 ft x 400 ft . 57 HunterLW0

• Located 30 miles from Gold Bar Lookout Gold Resource 508 Koz Au @ .018 oz/T (0.687 g/t) Au • 154 Koz Au past production Lookout & Windfall • Strong exploration potential along N - S mineral trend 58 Timberline Resources Eureka Project

San José Stefan Spears, VP Corporate Development

2024 • 10% increase in underground production, 15% increase in mill thoughput • $7.5 million exploration budget • Underground exploration adding mineralization in Frea vein: - Strong consistent mineralization, 250 m along strike and 200 m vertically - Hole SJM - 663: 12 m of 12.7 g/t Au & 101 g/t Ag (more results to come) • Positive changes to the macro economic environment creating opportunities 2025 • Production forecast: 10 - 20% GEOs increase and 15% AISC decrease 60 San José Mine | Santa Cruz, Argentina

# San José Exploration


SJD-2788
**2.7 m** of **7.6 g/t Au** & **360 g/t Ag** and
**6.2 m** of **23.3 g/t Au** & **314 g/t Ag**
SJD-2789
**1.6 m** of **3.2 g/t Au** & **287 g/t Ag** and
**1.5 m** of **3.5 g/t Au** & **281 g/t Ag**
Odin Open Pit
(plan map)
SJD-2796
SJD-2789
SJD-2795
SJD-2788
SJD-2777
SJD-2776
SJD-2775
120m
Odin
Dalia
Sigmoide Odin Sur
N
Contorno OP
50m

61

Closing Remarks Rob McEwen, Chairman & Chief Owner

63 Global Central Bank Gold Purchases, in Tonnes, Q1 2010 - Q1 2024 Source: World Gold Concil , Incrementum AG

64 US Debt Held by Foreign Central Banks ( Ihs ), as % of Total Debt, and Central Bank Gold Holdings ( rhs ), as % of Currency Reserves Q1 1970 – Q4 2023 Source: Crescat Capital, Reuters Elkon , Incrementum AG

65 US Total Public Debt, in USD Trillion Q1 1970 – Q4 2023 Source: Reuters Elkon , Incrementum AG

Q & A

Appendix

Communication & Institutional Affairs Awarded Exploration Company of the Year (2023) McEwen Copper was honored by the Panorama Minero organization at the Gold, Silver, and Copper Seminar for its performance at Los Azules driving forward project development. This is one of the most prestigious awards in Argentine mining. Los Azules Management Team at the Gold, Silver, and Copper Seminar 68

1 st Argentine - German Meeting of Critical Minerals at the Argentine Embassy in Berlin. Presentation of Argentina's capabilities as a safe, reliable and sustainable supplier to the mining and critical minerals industry before an in - person audience of more than 140 investors, politicians and representatives of the mining sector in Germany. Communication & Institutional Affairs Michael Meding (McEwen Copper), Marcelo Orrego (Governor of San Juan), Flavia Royón (National Mining Secretary), Juan Pablo Perea (San Juan’s Mining Minister), Fernando Brun (Argentina’s Ambassador in Germany), and Roland Harings (CEO and Chairman of Aurubis ) 69

Communication & Institutional Affairs 70

Participation in Local and International Institutions: • Executive Committee of the Argentine Chamber of Mining Entrepreneurs (CAEM). • Member of Group of Mining Exploration Companies of the Argentine Republic (GEMERA). • Vice president of the mining board of the Argentine Industrial Union (UIA). • Board of Directors of the Mining Chamber of San Juan (CMSJ) • Board of Directors of the Industrial Union of San Juan (UISJ). • Member of Women in Mining Argentina (WIM). • Member of Prospectors and Developers Association of Canada (PDAC). • Member of United States Chamber of Commerce in Argentina (AmCham) • Member of Argentine Canadian Chamber of Commerce Communication & Institutional Affairs 71

• Promotion of investment : The RIGI aims to incentivize private investment in agroforestry sector, infrastructure, mining, energy and technology aiming to stimulate economic activity and creation of jobs . • Competitiveness : By offering fiscal and financial benefits, it seeks to improve the competitiveness of companies in Argentina vs . international competition (mainly from Chile and Peru), attracting investments that might otherwise go to other countries . • Regional development : The incentives provided by the RIGI are aimed at encouraging investment in less developed regions or those with specific needs, contributing to territorial equity and regional development . • Project viability : The incentives offered by the RIGI facilitates the execution of projects in marginal areas, located in the Andes or on the Patagonian plateau, where public infrastructure is scarcer, and which demand important investments and have relatively higher operating costs . Political Context | Large Investment Incentive Regime (RIGI) Why is the regime necessary? 72

Beneficiaries • Single project vehicles (SPV) applying for the regime. • Requires filing an investment project in agroforestry sector, infrastructure, mining, energy and technology. Investment • Minimum amount USD 200m to USD 900m depending on industry, in eligible assets. • Strategic project if it exceeds USD 1 billion investment. • Minimum of 40% of investment in the first two years. • Mandatory. Unjustified failure to invest is subject to a fine of 5% to 15% of the pending minimum amount. Restrictions • Application open for 2 years. May be extended for another 1 year. Investment can be completed later. • Use of incentives may require collateral. • Use of incentives restricted if transferring benefits to foreign treasuries. Royalties • It could rise from 3% to 5% for new projects and at the decision of each Province that adheres to the RIGI Stability for 30 years • Taxes. SPV may refuse payment or pay and recover as a tax credit. Burden of proof on AFIP (Argentine Internal Revenue Service) if due to legal or regulatory modification. • Customs. Self - assessment of duties and customs clearance with no prior payment. • Foreign exchange. Central Bank cannot press criminal charges without prior procedure to determine whether FX stability was correctly applied. Dispute resolution • Administrative appeal or international arbitration. Filing appeal does not preclude arbitration. Others • Cure period prior to infringement. • Benefits operational even in absence of regulation. • In case of infringement, further penalties avoidable by paying the minimum fine. • Should loss of benefits occur, it is not retroactive. • Each project needs to comply with 20% of the total investment assigned to local suppliers (if local supply exists). Political Context | Large Investment Incentive Regime (RIGI) Scope and Safeguards 73

Mining in San Juan, Argentina is regulated by the province, with both previous and current government consistently supporting mining development and investment. According to the latest Fraser Institute Report, San Juan ranks as the second most favored location for investment in Argentina. Our Environmental Impact Assessment (EIA) is currently under review by the provincial government, and the Technical Evaluation Committee (CIEAM) is conducting a detailed analysis of our information. As part of the technical evaluation process, they visited the project site and inspected each area of our future construction site, pit, and leaching pad, with positive results. We expect to receive environmental approval for our exploitation project in the second half of 2024. Political Context | Provincial Context Technical Evaluation Committee (CIEAM) visited Los Azules 74

Technical Evaluation Committee (CIEAM) visited Los Azules 75

Sustainability | Our Vision of a Mine Designed For The Future World ǲ s First Carbon Positive Copper Mine The Safest & Healthiest Mine in the World The Most Valuable Copper Mine in the World A Positive & Highly Desirable Workplace Inspiring Change in the Mining Industry Building a Technologically Advanced Mine Net - Positive Ecological Impact Supporting the World ǲ s Transition to Renewable Energy 76

Health, Safety and Permits • 0 LTI (Lost Time Incidents) : 10 months and over 1.2 million man - hours without LTI. • 0 REI (Reportable Environmental incidents): None project to date • All permits in good standing, 6 th environmental permit granted for continued exploration • Zero claims, fines or infractions reported by the authorities. Environmental permit for construction and operation expected H2 2024. First Aid training in Calingasta 77

Collaboration agreement with the Provincial Ministry of Education Minister of Education, Silvia Fuentes, Sustainability Manager, Mario Hernandez, and Administration and Human Resources Manager, Franco Rizzetto. 78 Community Affairs | Strategic Alliances in the Education Sector Collaboration agreement with the Catholic University of Cuyo Rector of UCCuyo , María Laura Simonassi , Vice - Rector Beatriz Farah, Vice - Rector of Formation, Angel Hernández, Extension Secretary Julio Bastias , General Manager of Los Azules and Vice President of McEwen Copper, Michael Meding, Sustainability Manager, Mario Hernandez and Legal and Institutional Affairs Manager Rodolfo Ovalles.

Procurement | Community Development • More than USD 8.3 million procured from communities in the Calingasta District during the 2023/2024 site investigation campaign. • There are currently 77 active suppliers from the community. • 159 suppliers in the community have been identified, in a district with a population of 11,000 people. • Women make up 23% of our workforce in the project, which is above the national average of 13% for women working in mining in Argentina. • Over 300 local workers from Calingasta were involved in the 2023/2024 exploration campaign. • More than USD 38 million in taxes were paid to the government during 2023/2024 exploration season. 79

McEwen Copper | Led by an Experienced Board

McEwen Copper



Rob McEwen, Chairman

Founder of Goldcorp, where he took the company from a market capitalization of $50 million to over $8 billion. At McEwen Mining (MUX) he owns 17% of the company and takes a salary of $1/ year. The cost of his investment in MUX and McEwen Copper exceeds US$220 million.



Paul McRae

More than 40 years and includes a track record of on time and on budget projects. Mr. McRae served as Senior Vice-President Projects of Lundin Mining from 2012 to 2018 during which time he led the Eagle Mine in Michigan into production.



Juliano Almeida

Senior Vice President responsible for Purchasing and Supply Chain at Stellantis in South America and more than 20 years of experience in the automotive industry.



William Shaver

Mining Engineer, ICD.D an executive with over 50 years of management and executive experience in all facets of mine design, construction, and operations. Founder of Dynatec Corporation, one of the leading contracting and mine operating groups and former COO of INV now COO of MUX.



David R. Beatty

Served on 39 (10 mining) different boards of directors in Canada, America, Mexico, Australia and England, and been chairman of 9 (5 mining) public companies. Professor Emeritus of Corporate Governance, University of Toronto.



Serge Gattesco

Chartered Professional Accountant with 35 years of experience, 10 years as Managing Director for PWC Canada, advising and servicing a wide range of clients including mining.



Adam J. Burley

Over 20 years pursuing copper growth. Founder and CEO of Nuton, a Rio Tinto technology venture that is now rapidly scaling and a key component of Rio Tinto's growth strategy.



Michael Meding

Over 20 years of international experience, primarily with major mining companies such as Barrick Gold and Trafigura, including extensive experience with project development and operations in Argentina.

McEwen Mining GOLDCORP INMET lundin mining pwc TRAFIGURA nuton RioTinto STELLANTIS DMC MINING SERVICES BARRICK

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Over 250 years combined experience at top tier mining projects & operations in San Juan, Argentina, with major mining compani es such as : Experencied Management Team | With a Track Record of Success 81